NWS GLOBAL PROPERTY FUND (the "Fund")

Supplement dated December 29, 2017 to the Prospectus dated July 1, 2017

1.	Effective January 1, 2018, the Fees and Expenses table and Expense Example on page 7 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)	1.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	32.65%
Total Annual Fund Operating Expenses	33.40%
Fee Waiver and/or Expense Reimbursement(2)	(32.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%
(1)	"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.
(2)
Northwood Securities LLC ("NWS" or the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.90% through June 30, 2019 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board, and (3) does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$5,211	$7,835	$10,077

2.	Effective January 1, 2018, the following paragraph shall replace the third paragraph in the section entitled "Investment Adviser" on page 22 of the Prospectus:

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00% for the NWS International Property Fund and 0.90% for the NWS Global Property Fund through June 30, 2019 ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fees waived or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, and (ii) the Expense Cap in place at the time the expenses were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. For the fiscal year ended February 28, 2017, the Adviser waived its entire advisory fee for the Funds.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 218-5182.

PLEASE RETAIN FOR FUTURE REFERENCE.

NWS GLOBAL PROPERTY FUND (the "Fund")

Supplement dated December 29, 2017 to the Statement of Additional Information ("SAI")
dated July 1, 2017

1.	Effective January 1, 2018, the section entitled "Fees" on page 19 of the SAI is hereby deleted in its entirety and replaced with the following:
Fees. The Adviser receives an advisory fee from each Fund at an annual rate equal to 0.75% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from the separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00% for the NWS International Property Fund and 0.90% for the NWS Global Property Fund through June 30, 2019 ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fees waived or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap, and (ii) the Expense Cap in place at the time the expenses were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 218-5182.

PLEASE RETAIN FOR FUTURE REFERENCE.